                                                           EXHIBIT 10.19
                                                           -------------


                               LINE OF CREDIT NOTE


$50,000.00                                                 Norton, Massachusetts
                                                           November 30, 1995


FOR VALUE RECEIVED, the undersigned ("Maker"), hereby promises to pay to the order of KILBURN ISOTRONICS, INC., with a place of business at 111 South Worcester Street, Norton, Massachusetts 02712 ("Lender"), the sum of FIFTY THOUSAND ($50,000.00) DOLLARS, or so much as may have been advanced to Maker, prior to default. The Maker shall pay minimum installments in the sum of $4,000.00 per week or the then remaining principal balance, whichever shall be less, in repayment of all sums borrowed hereunder commencing December 30, 1995. Loans made hereunder may be repaid and reborrowed. The entire balance of principal, accrued interest, and other fees and charges shall be due and payable on the earlier of DEMAND or DEFAULT as set forth herein. The Lender shall have the right to Demand payment on June 30, 1996 or anytime thereafter upon thirty
(30) days written notice to the Maker.

Interest shall be paid on the unpaid principal balance from time to time outstanding at the rate of twelve (12%) percent per annum. After Demand or Default, interest shall be payable on the unpaid principal balance at a rate of eighteen (18%) percent per annum, until fully paid.

Monthly the Lender shall render invoices for payment of rent, real estate taxes, utilities and other related services as agreed between the Lender and the Maker; invoices not paid by the Due Date as defined in Schedule A, attached hereto and made a part of this agreement, shall become part of the principal balance due and accrue interest from the Due Date until paid.

Interest and fees shall be calculated on the basis of a 360-day year times the actual number of days elapsed. At Lender's discretion, all payments will be applied first to unpaid accrued interest, then to principal, and then any balance to any charges, costs or expenses. In no event shall interest payable hereunder exceed the highest rate permitted by applicable law. To the extent any interest received by Lender exceeds the maximum amount permitted, such payment shall be credited to principal, and any excess remaining after full payment of principal shall be refunded to Maker. This Note is secured by and entitled to instruments or documents executed in connection therewith. The principal of this note is subject to prepayment without penalty.

Upon the occurrence of an Event of Default as defined herein, this Promissory Note and all interest accrued hereon shall become due and payable forthwith at the election of the holder and the payment and acceptance of any sum on account of this Promissory Note shall not be considered a waiver of such right of election. No waiver of any default hereunder or under the Agreement shall be considered a waiver of any other or subsequent default hereunder or under the Agreement. An Event of Default hereunder shall be:

Failure to pay any of said installments within fifteen (15) days from the date when the same becomes due, or default in the performance of any condition or covenant in the security instruments given as security for this note, or condition of any other agreements of even date between the parties hereto, or the sale or encumbrance of any part or all of the property given as security for this note, without the written agreement of the Lender.

Maker agrees to pay all costs and expenses, including, without limitation, reasonable attorney's fees and expenses incurred, or which may be incurred, by Maker in connection with the negotiation, documentation, administration, enforcement and collection of this note and any other agreements, instruments and documents executed in connection herewith.

Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this note, and assent to extensions of the time and payment or forbearance or other indulgence without notice. No delay or omission of Holder in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by Holder of any payment after demand shall not be deemed a waiver of such demand. A waiver of one occasion shall not operate as a bar to or waiver of such right or remedy on any future occasion.

This instrument shall be governed by Massachusetts law. For purposes of any action or proceeding involving this note, Maker hereby expressly submits to the jurisdiction of all federal and state courts located in the Commonwealth of Massachusetts and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, PROVIDED a reasonable time for appearance is allowed (but not less than the time otherwise afforded by any law or rule), and waives any right to contest the appropriateness of any action brought in any such court based upon lack of personal jurisdiction, improper venue or FORUM NON CONVENIENS. MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.


Executed as an instrument under seal as of the date first above written.


                                                     CERAMICS PROCESS SYSTEMS
WITNESS:                                             CORPORATION



/s/ Peter F. Valentine                               By: /s/ Grant C. Bennett
----------------------                                   --------------------

                                   SCHEDULE A


The "Due Date" for the payment of rent, real estate taxes, utilities, and related services to Kilburn by CPS shall be as follows:


Rent and real estate taxes shall be due on the first day of each month. Until further notice, rent shall be charged to CPS at a monthly rate of $5,625, and real estate taxes shall be charged at a monthly rate of 40% of one-sixth of Kilburn's estimated semi-annual real estate tax bill.


Utilities (including telephone services, electricity, natural gas and nitrogen) are due on the earliest of the following dates:

         a) The "avoid interest date" on the invoice for certain utilities including electricity and natural gas. CPS will not be assessed interest charges accrued by utilities for late payment of invoices by Kilburn.
         b)     The date the utility invoice is actually paid by Kilburn.
         c)     30 days from the receipt of the invoice by CPS from Kilburn.

Until further notice, electricity, natural gas and nitrogen will be charged to CPS at a rate of 40% of the total of the charges. Telephone will be charged based on actual usage by CPS.

Ordinary recurring estimated monthly labor costs shall be due from CPS for the following individuals employed by Kilburn on the 15th day of the current month:

Receptionist - 30% of salary + 15% fringe factor.
Janitor      - 50% of salary + 15% fringe factor.

Interest on the line of credit is due on a weekly basis at the close of business every Friday, based on that day's principal balance owed to Kilburn, as defined in Schedule A.

All other bonafide charges from Kilburn to CPS are due thirty days from their respective invoice dates, but in no event earlier than ten days from the date of receipt of the invoice by CPS from Kilburn.

                               SECURITY AGREEMENT
                               ------------------

                                                    Date: November 30, 1995

         Ceramics Process Systems Corporation, a corporation duly organized and existing under the laws of the State of Delaware with its principal place of business located at 111 South Worcester Street, Norton, Massachusetts 02712 (the "Debtor") for valuable consideration, receipt of which is hereby acknowledged, hereby grants to Kilburn Isotronics, Inc., a corporation with offices located at 111 South Worcester Street, Norton, Massachusetts 02712 (the "Secured Party"), a security interest in the following designated property, any and all substitutions therefor and replacements thereof, and any and all additions and accessions thereto (the "Collateral"):

         FIRST:   The Collateral.
         ------   --------------

Receivables - now owned or hereafter acquired by the DEBTOR AND IN THE PROCEEDS
THEREOF:
--------

The term "receivables" shall include any "account" within the meaning of Section 9-106 of the Uniform Commercial Code as the same may from time to time be in effect in the Commonwealth of Massachusetts (the "Code") and to the extent not otherwise included therein, all accounts, notes, drafts, acceptances and other forms of obligations, and receivables from goods sold or services rendered, all guarantees and securities therefor, all of the Debtor's rights earned or to be earned hereafter under contract(s) to sell goods or to render services (including without limitation (A) all moneys due and to become due under any contract, (B) any damages arising out of or for breach or default in respect of any such contract or account, (C) all other amounts from time to time paid or payable under or in connection with any such contract or account and (D) the right of the Debtor to terminate any such contract or to perform and to exercise all remedies thereunder).

Inventory - now owned or hereafter acquired by the DEBTOR AND IN PROCEEDS
THEREOF: The term "inventory" shall include "inventory" within the meaning of
Section 9-109 (4) of the Code, and to the extent not otherwise included therein, all goods, merchandise and other personal property held and intended for sale or other disposition by Debtor and all goods which are raw materials, work in process or material used or consumed in a business, as well as all contract rights with respect thereto and all documents representing the same.

Machinery, Equipment and Fixtures - now owned or ACQUIRED BY DEBTOR AND IN THE PROCEEDS THEREOF:
-----------------

The collective term "machinery, equipment and fixtures" means all machinery, equipment, including automotive equipment, fixtures, furniture, parts, tools, dies, attachments, supplies and all substitutions therefor and replacements thereof and any and all additions and accessions thereto.

The individual term "equipment" shall include "equipment" within the meaning of
Section 9-109(2) of the Code and, to the extent not otherwise included therein, all additions and accessions to, replacements of and substitutions for, equipment.

The individual term "fixtures" shall include "fixtures" within the meaning of
Section 9-313(l)(a) of the Code and, to the extent not otherwise included therein, all goods which are so related to particular real estate that an interest in them arises under real estate law and all additions and accessions thereto, replacements thereof and substitutions therefor.

         SECOND: POSSESSION OF THE COLLATERAL. Until default, the Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement, the terms of any other agreement between the Debtor and the Secured Party, or with the terms or conditions of any policy of insurance thereon, and may also sell or otherwise dispose of Inventory in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of debt.

         THIRD:   THE OBLIGATIONS. The security interest herein granted is to secure the payment of principal and interest as provided in the promissory note of the Debtor of even date herewith, if any, and also any and all other indebtedness, liabilities and obligations of the Debtor to the Secured Party, including guarantees, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising (the "Obligations").

         The Secured Party agrees to terminate its security interest as defined herein upon payment of principal and interest as provided in the promissory note and all other indebtedness, liabilities and obligations of the Debtor to the Secured Party.

         FOURTH: REPRESENTATIONS, WARRANTIES AND COVENANTS. The Debtor represents, warrants and covenants as follows:

         (A) That except for the security interest granted to Aavid Thermal Technologies, Inc. and the security interest granted hereby, or otherwise granted in favor of the Secured Party, the Debtor has, or in the case of after-acquired Collateral, will have, good and marketable title to the Collateral free from any adverse lien, security interest or encumbrance except as permitted by the Loan Agreement; and that the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein;
         (B) That all warranties, representations, statements and other information furnished to the Secured Party by or on behalf of the Debtor are or will be when the same are made or furnished, accurate and complete in all material respects;
         (C) That the Collateral is or will be kept and located at Debtor's principal place of business at 111 South Worcester Street, Norton, Massachusetts and the Debtor will give the Secured Party ten (10) days prior notice in writing of any change in, addition to or discontinuance of the location where the Collateral is kept and that the Debtor will not remove any Collateral from any location without the prior written consent of the Secured Party;
         (D) That if the Collateral or any part thereof is attached to real estate, prior to the perfection of the security interest granted hereby, the Debtor will, upon demand of the Secured Party, furnish the Secured Party with a disclaimer or disclaimers satisfactory to the Secured Party and signed by all persons having an interest in such real estate;
         (E) That no financing statement covering any Collateral or any proceeds thereof, except in favor of Aavid Thermal Technologies, Inc. and the Secured Party, is on file in any public office and that, at the request of the Secured Party, the Debtor will join with the Secured Party in executing one or more financing statements pursuant to the Code in form satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is deemed by the Secured Party to be necessary or desirable;
         (F) That the Debtor will not sell or offer to sell or otherwise transfer the Collateral or any interest therein, except inventory in the ordinary course of business, without the prior written consent of the Secured Party provided, however, that damaged or worn equipment may be disposed of in the ordinary course of business provided that it is replaced with equipment of equal or greater value;
         (G) That the Debtor shall have and maintain insurance at all times with respect to all Collateral against risks of fire and such other risks customarily insured against by others engaged in similar businesses to that of the Debtor. Such insurance shall be payable to the Secured Party as loss payee. The Debtor shall furnish to the Secured Party certificates or other evidence satisfactory to the Secured Party of compliance with these insurance requirements. If any proceeds under any insurance policies are paid to the Secured Party while any Obligations are outstanding, the Secured Party may apply such proceeds to the payment of such obligations or release such proceeds to the Debtor for the purpose of replacing the lost, damaged or destroyed Collateral with respect to which such proceeds were paid. The Debtor has the right of free choice in the selection of the agent and insurer through or by which insurance required hereunder is to be placed;
         (H) That the Debtor will keep the Collateral free from any adverse lien, security interest or encumbrance, except as permitted under the Obligations, and in good order and repair and will not waste or destroy the Collateral; and that the Secured Party may examine and inspect the Collateral at any time, wherever located;
         (I) That the Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation; and,
         (J) That upon ten (10) days notice by the Secured Party, Debtor will turn over to Secured Party for collection any of Debtor's receivables which the Secured Party considers to have a material adverse impact on the Debtor's financial condition, provided the Secured Party deems itself insecure by reason thereof.

         FIFTH:   TAXES, ASSESSMENTS AND GOVERNMENTAL CHARGES. At its option, the Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed upon the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. Any payment made or expense incurred by the Secured Party pursuant to this provision shall be payable by the Debtor to the Secured Party on demand and shall constitute an Obligation secured hereby.

         SIXTH:   Miscellaneous Provisions.
         ------   ------------------------
         (A) The provisions of this Agreement may be amended, or compliance with this Agreement waived, at any time only by the written agreement of the Secured Party and the Debtor.
         (B) The Debtor shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Secured Party may reasonably require for the purpose of more completely vesting in and assuring to the Secured Party its rights hereunder in or to the Collateral.
         (C) Any notice or demand which by any provision of this Agreement is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes by being sent by certified mail, return receipt requested, postage prepaid, to the parties hereto at the addresses for each as mentioned above.
         (D) All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns and all Obligations of the Debtor hereunder shall bind successors and assigns.
         (E) This Security Agreement and all of the rights, remedies and duties of the Secured Party and the Debtor thereunder shall be governed by the laws of the Commonwealth of Massachusetts.
         (F) All agreements, representations and warranties made by the Debtor herein or in any other document delivered to the Secured Party in connection herewith shall survive the execution and delivery of the Agreement.
         (G) The Debtor hereby appoints the Secured Party and any officer or agent thereof as its attorney-in-fact and grants to the Secured Party, in the place and stead of the Debtor or in its own name, the full power to do, in its discretion, all things and acts necessary to accomplish the purpose of this Agreement. The Debtor releases the Secured Party from any liability arising from any good faith act or acts hereunder or in furtherance hereof. This power of attorney is coupled with an interest and shall be irrevocable.

         SEVENTH: EVENTS OF DEFAULT. Subject to the terms of the Obligations, and of any other agreement between the Debtor and the Secured Party, the Debtor shall be in default under this Agreement upon the happening of any of the following events (the "Events of Default"):
         (A) The occurrence of an Event of Default as specified in the Obligations;
         (B) Breach by the Debtor of any representation or warranty contained herein or in the Obligations;
         (C) The acceleration of the maturity of any indebtedness of the Debtor to others under any indenture, agreement or undertaking, such acceleration having a material effect on the net worth or financial condition of the Debtor, the value of the Collateral, or the rights and remedies of the Secured Party under any agreement with the Debtor;
         (D) Substantial loss, theft, damage, destruction or encumbrance of any Collateral, such loss, theft, damage or destruction not being substantially insured against or such encumbrance not being discharged within thirty (30) days;
         (E) The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Debtor in any involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, (or similar official) of the Debtor or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days; or
         (F) The commencement by the Debtor of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Debtor or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of the Debtor generally to pay its debts as such debts become due, or the taking of any action by the Debtor in furtherance of any of the foregoing.

         EIGHTH: REMEDIES. If any Event of Default shall occur, then in such event and at any time thereafter the Secured Party may declare all obligations to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. The Secured Party, in addition to such other rights and remedies as are or may be set forth in the Obligations, this Agreement, and in any other agreement between the parties or in any note secured hereby or thereby, may exercise and shall have the rights and remedies of a Secured Party under the Code including the right to collect receivables. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided at law.

         The Secured Party may exercise its rights hereunder without giving the Debtor any opportunity for hearing to be held before the Secured Party, through judicial process or otherwise, takes possession of the Collateral upon the occurrence of any Event of Default and the Debtor expressly waives the right, if any, to such prior hearing.

         The Secured Party may require the Debtor to assemble the Collateral and to make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties.

         Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of time and place of any public sale thereof or the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice is mailed, postage prepaid to the Debtor at its above-mentioned address, at least ten (10) days before the time of sale or disposition of the Collateral.

         The Debtor shall pay to the Secured Party, on demand, any and all expenses including all reasonable attorneys' fees, and other expenses, incurred or paid by Secured Party in protecting or enforcing its rights, powers and remedies hereunder or under any other agreement between the parties or under any note secured hereby or thereby, or in any way connected with any proceeding or action by whomsoever initiated concerning the protection or enforcement thereof.

         No delay in taking any action with respect to any Event of Default nor any course of action by the Secured Party shall affect the rights of the Secured Party to take later such action with respect thereto and no waiver by the Secured Party of any default shall operate as a waiver of any other default, or of the same default on a future occasion.

         This security interest to Secured Party is subject to a prior security interest granted by the Debtor to Aavid Thermal Technologies, Inc.

         Executed and delivered as an instrument under seal of the date first above written.

ATTEST:                                  CERAMICS PROCESS SYSTEMS CORPORATION


/s/ Peter F. Valentine                   By:/s/ Grant C. Bennett
--------------------------               ------------------------------
                                         Its:


                                         KILBURN ISOTRONICS, INC.


/s/ A. Arnold Waterman                   By:/s/ Donald A. Roach
--------------------------               ------------------------------
President                                Its: Chairman

                                   Schedule A
                                   ----------

Schedule A to a Patent Assignment of Security Agreement date December 30, 1995 by and between Ceramics Systems Corporation and Kilburn Isotronics, Inc.

                                                               Issue
Patent Number               Title                              Date
--------------------------------------------------------------------------------

4,769,294            Alumina Material for Low                  9/6/88
                     Temperature Co-Sintering
                     with Refractory Metallization

4,781,671            Systems for Classification of             11/1/88
                     Particulate Materials

4,788,046            Method for Producing Material             11/29/88
                     for Co-Sintering

4,816,182            Liquefaction of Highly Loaded             3/28/89(CPS/MPS)
                     Particulate Suspensions

4,835,039            Tungsten Paste for Co-Sintering           5/30/89
                     with Pure Alumina and Method for
                     Producing same

4,861,641            Substrate with Dense Metal Visa           8/29/89

4,861,646            Co-Fired Metal-Ceramic                    8/29/89
                     Package

4,882,088            Slurry for Centrifugal Classification     11/21/89
                     for Colloidal Particles

4,882,304            Liquification of Highly Loaded            11/21/89(CPS/MPS)
                     Composite Systems

4,888,313            Refractory Ceramic for Contact            12/19/89
                     with Molten Metals

4,894,273            Bonding Additives for Refractory          1/16/90
                     Metallization Inks

4,904,411            Highly Loaded, Pourable                   2/27/90(CPS/MPS)
                     Suspensions of Particulate Materials

4,983,157            Centrifugation System Using               1/8/91
                     Static Layer

5,011,726            Substrates with Dense Metal Visa          4/30/91
                     Produced as CO-Sintered and
                     Porous Back-Filled Visa

5,047,181            Forming of Complex High                   9/10/91(CPS/MPS)
                     Performance Ceramic and
                     Metallic Shapes

6,047,182            Complex Ceramic and Metallic              9/10/91(CPS/MPS)
                     Shapes by Low Pressure Forming
                     and Sublimative Drying

5,062,891            Metallic Inks for Co-Sintering            11/5/91
                     Process

         The patents designated as "CPS/MPS" are co-owned by Ceramic Process Systems and Metals Process Systems, a French Societe Anonyme of which CPS is a 40% shareholder.